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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported)       November 18, 1999
                                                         ------------------

                              EBS Building, L.L.C.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        000-24167                                      43-1794872
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(Commission File Number)                   (I.R.S. Employer Identification No.)

                         c/o PricewaterhouseCoopers LLP
                                800 Market Street
                         St. Louis, Missouri 63101-2695
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               (Address of Principal Executive Offices) (Zip Code)

                                 (314) 206-8500
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)



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ITEM  5.  OTHER EVENTS.

         EBS Building, L.L.C. (the "Company") was organized for the exclusive purposes of acquiring, owning, managing, maintaining, repairing, leasing, selling, hypothecating, mortgaging or otherwise dealing with the building located at 501 North Broadway in downtown St. Louis, Missouri (the "Building"), and for receiving, administering and distributing any disposition proceeds relating thereto. All of the Company's income is derived from the rental of office space in the Building.

         On March 9, 1999, Edison Brothers Stores, Inc. ("Edison"), the Building's largest tenant, filed, together with seven of its affiliates, for Chapter 11 bankruptcy in the U.S. Bankruptcy court in Delaware. On October 8, 1999, Edison filed a motion to extend the period within which they may assume or reject their lease with the Company to February 29, 2000. On November 18, 1999, the Company entered into an amendment to Edison's lease dated September 30, 1998. A copy of the September 30, 1998 lease has been filed as Exhibit 10.7 of the Company's Form 10-QSB filed on November 13, 1998. Such amendment calls for Edison to surrender approximately 177,676 square feet of rentable space on or prior to November 30, 1998, reducing Edison's rentable office space to 28,774 square feet or approximately 7% of the Building's total office space. In addition, Edison is required to surrender 10,187 square feet on or prior to December 31, 1999, thereby reducing Edison's rentable square footage to 18,587 square feet or approximately 4% of total office space. Effective December 1, 1999, the rental rate for Edison's space will increase from $9 to $17 per square foot. The amended Edison lease expires on March 31, 2000 with the right to extend on a month-to-month basis thereafter, but in no event beyond June 30, 2000.

         The Company plans to seek additional leasing agreements for the space to be vacated by Edison. In addition, the Company continues to actively market the Building for sale.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


Exhibit No.        Description of Exhibit

       10.20 First Amendment to Lease dated November 18, 1999 by and between EBS Building, L.L.C. and Edison Brothers Stores, Inc.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              EBS BUILDING, L.L.C.
                              (Registrant)

                              By:  PricewaterhouseCoopers LLP, as Manager


Date:  November 24, 1999      By: /s/ Keith F. Cooper
                                  ---------------------------------------------
                                  Keith F. Cooper
                                  Partner - PricewaterhouseCoopers LLP


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                              EXHIBIT INDEX
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Exhibit No.        Description of Exhibit
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       10.20       First Amendment to Lease dated November 18, 1999 by and
                   between EBS Building, L.L.C. and Edison Brothers Stores, Inc.